Summary Prospectus	July 29, 2022

Cboe (Ticker Symbol): CFCV

CLEARBRIDGE

FOCUS VALUE ESG ETF

This Exchange-Traded Fund (“ETF”) is different from traditional ETFs.

Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.

The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.

These additional risks may be even greater in bad or uncertain market conditions.

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance.

For additional information regarding the unique attributes and risks of the fund, see “Principal risks” section, including “ActiveShares® structure risk,” beginning on page 6 of this Summary Prospectus.

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at www.franklintempleton.com/etfliterature. You can also get this information at no cost by calling the fund at 1-877-721-1926 or 1-203-703-6002 or by sending an e-mail request to prospectus@franklintempleton.com, or from your financial intermediary. The fund’s Prospectus and statement of additional information, each dated July 29, 2022 (as may be

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

amended or supplemented from time to time), and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated March 31, 2022, are incorporated by reference into this Summary Prospectus.

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Investment objective

ClearBridge Focus Value ESG ETF (the “fund”) seeks long-term capital appreciation.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may also be subject to additional fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. The management agreement between ActiveShares® ETF Trust (the “Trust”) and Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) (the “Management Agreement”) provides that the manager will pay all operating expenses of the fund, except interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to the manager under the Management Agreement. The manager will also pay all subadvisory fees of the fund.

Shareholder fees
(fees paid directly from your investment)
None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.49
Distribution and/or service (12b-1) fees	0.00
Other expenses	None
Total annual fund operating expenses	0.49

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes:

●	You invest $10,000 in the fund for the time periods indicated

●

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
ClearBridge Focus Value ESG ETF	50	157	274	615

ClearBridge Focus Value ESG ETF	3

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended September 30, 2021, the fund’s portfolio turnover rate was 21% of the average value of its portfolio. During the fiscal period October 1, 2021 to March 31, 2022, the fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal investment strategies

The fund seeks long-term capital appreciation. By employing fundamental research, in an effort to identify securities with attractive risk-adjusted returns (where the potential returns on the investment are favorable relative to the potential risks of the investment), the fund’s portfolio management team constructs the portfolio on a bottom-up basis. Under normal circumstances, the fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other exchange-traded investments with similar economic characteristics in which it is permitted to invest, of companies with large market capitalizations and which meet its financial and environmental, social and governance (“ESG”) criteria. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered securities of large capitalization companies for purposes of the fund’s 80% investment policy. The fund may also invest up to 20% of its net assets in equity securities, or other exchange-traded investments with similar economic characteristics in which it is permitted to invest, of companies with lower market capitalizations. While most of the fund’s investments will be in U.S. companies, the fund may also invest in American Depository Receipts (“ADRs”) and U.S.-listed shares of foreign companies. The fund only invests in instruments that trade on a U.S. exchange contemporaneously with the fund’s shares and, for temporary or defensive purposes, in cash and cash equivalents, such as short-term U.S. Treasury securities, government money market funds, and repurchase agreements. Under normal circumstances, the fund invests in a diversified portfolio typically consisting of the securities of 30 to 40 issuers.

Determination of whether a company meets the fund’s ESG standards is based on the subadviser’s proprietary research approach. The subadviser will exercise judgment to determine ESG best practices based on its over thirty-year history managing ESG investment strategies through an established proprietary process. The subadviser utilizes a fundamental, bottom-up research approach that emphasizes company analysis, management and stock selection. The subadviser’s propriety research and analysis generally incorporates information and data obtained from a variety of third-party research providers as supplementary to the subadviser’s own proprietary research and analysis. The subadviser has the right to change the third-party service providers that support this process at any time.

In addition, certain types of companies are excluded from the investment universe. Companies in the tobacco and coal industries are excluded, and companies earning a significant portion of their revenue (in general, approximately 10-15% or more) from controversial arms (e.g., nuclear, chemical and biological weapons; cluster munitions and anti-personnel landmines) or gambling

4	ClearBridge Focus Value ESG ETF

are also excluded. The subadviser may modify this list of prohibited investments, including revenue thresholds or any particular exclusion, at any time, without shareholder approval or notice.

The ESG evaluation is integrated into a thorough assessment of investment worthiness based on financial criteria as well as ESG considerations including innovative workplace policies, employee benefits and programs; environmental management system strength, eco-efficiency, and life-cycle analysis; community involvement, strategic philanthropy, and reputation management; and strong corporate governance and independence of the board. The ESG analysis is conducted by the subadviser’s sector analysts on a sector-specific basis, and a proprietary ESG rating is assigned to each company. The weightings of the E, S and G factors are determined by the subadviser for each respective sector and sub-sectors.

All companies are assigned a proprietary ClearBridge ESG rating (A, AA, AAA). Companies that score a rating of “B” are considered uninvestable. The subadviser’s proprietary ESG ratings assesses whether a company focuses on ESG factors, integrates ESG factors into its business model, and measures such efforts. Companies that the subadviser believes have not focused on ESG factors or have a poor ESG record are assigned a rating of “B.” The subadviser uses a variety of ESG factors, which may change from time to time, as part of its rating process. These factors are further described below under “More on the fund’s investments – Selection process.” Further, to the extent that there is a material/substantial issue with any one of the E, S or G components with respect to a company, such company will be assigned a “B” rating. The subadviser’s ESG ratings are formally reviewed at least annually. In addition, the subadviser’s research analysts monitor the companies included in the Fund’s portfolio on an ongoing basis to assess the continued appropriateness of such ratings.

The subadviser seeks to invest over the long-term in large-capitalization companies that the subadviser considers to be of high quality with competitive advantages that can be maintained as evidenced by high returns on capital, strong balance sheets, and capable management teams that allocate capital in an efficient manner. The subadviser seeks to invest in leadership companies where the portfolio managers believe the market price underestimates the magnitude of future growth. Leadership may be assessed both quantitatively and qualitatively. The subadviser seeks to select securities of companies that are category leaders with characteristics to sustain that position and grow market share consistently. The subadviser performs rigorous analysis to understand company fundamentals, key competitive dynamics, and industry structure with the belief that the best business models win over time. The subadviser seeks to identify social or economic trends that will have an impact on the economy as a whole to support multi-year investment opportunities, allowing for compounding of earnings and cash flow. The subadviser seeks companies with self-funding business models with significant recurring revenue and businesses with the ability to generate superior free cash flow over time. In addition, the subadviser takes a disciplined approach to valuation and stress tests the sustainability of profitability and growth. The subadviser will also consider emerging companies with promising future prospects that may not yet have demonstrated substantial profitability.

The subadviser will utilize fundamental analysis to identify investment candidates with these attributes, and evaluate industry dynamics, the strength of the business model and management skill. Valuation will be carefully examined using a variety of techniques that depend on the type of company being researched. Methods typically used are discounted cash flow analysis, market

ClearBridge Focus Value ESG ETF	5

implied growth and returns relative to the subadviser’s expectations, multiple comparisons and scenario analysis. The subadviser will sell a security if the issuer no longer meets its financial or ESG criteria.

It is also the subadviser’s intention to engage and encourage management to improve in certain ESG areas identified by the subadviser through the sector analysts’ lead engagement. The subadviser engages and encourages management to improve in certain ESG areas in a variety of ways, including through ESG engagement meetings with management personnel of companies to discuss different topics relevant to the company’s business operations, such as labor standards, workforce diversity, supply chain, environmental targets, carbon intensity, reputation, and executive compensation; applying proprietary methodologies to assess the outcome and progress of these meetings to inform the subadviser’s ESG rating of the companies; and through proxy voting.

The fund operates in reliance on an exemptive order from the SEC (the “Order”), which limits the types of investments the fund may hold to those listed in the fund’s application for the Order. Under the terms of the Order, the fund is permitted to invest only in exchange-traded funds, exchange-traded notes, exchange listed common stocks, exchange-traded preferred stocks, exchange-traded ADRs, exchange-traded real estate investment trusts, exchange-traded commodity pools, exchange-traded metal trusts, exchange-traded currency trusts and exchange-traded futures that trade on a U.S. exchange contemporaneously with the fund’s shares, as well as cash and cash equivalents (which are short-term U.S. Treasury securities, government money market funds, and repurchase agreements). The fund’s investment strategies and practices, including those listed above, are subject to these limitations.

As of March 31, 2022, the top three sectors represented by the fund’s underlying investments were financials, information technology and industrials. These sectors may change over time.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.

ActiveShares® structure risk. Unlike most actively managed ETFs, the fund does not provide daily disclosure of its portfolio holdings. Instead, the fund provides a verified intraday indicative value (“VIIV”), calculated and disseminated every second throughout the trading day. The VIIV is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the fund’s shares trading at or close to the underlying net asset value per share of the fund. There is, however, a risk, which may increase during periods of market disruption or volatility, that market prices will vary significantly from the underlying net asset value of the fund. Similarly, because the fund’s shares trade on the basis of a published VIIV, they may trade at a wider bid/ask spread than shares of ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and therefore, may cost investors more to trade. Although the fund seeks to benefit from keeping its

6	ClearBridge Focus Value ESG ETF

portfolio information secret, some market participants may attempt to use publicly available information, including the VIIV, to identify the fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the fund and its shareholders.

Authorized Participant and AP Representative concentration risk. Each of the fund’s Authorized Participants engages in all creation and redemption activity through an AP Representative, an unaffiliated broker-dealer with which such Authorized Participant has signed an agreement to establish a confidential account for the benefit of such Authorized Participant and that will deliver or receive, on behalf of the Authorized Participant, all consideration to or from the fund in a creation or redemption. AP Representatives have knowledge of the composition of the fund’s portfolio holdings, and are restricted from disclosing such composition, including to the Authorized Participants. The fund has a limited number of institutions that act as Authorized Participants, or that may act as AP Representatives. If these institutions exit the business or are, for any reason, unable to process creation and/or redemption orders with respect to the fund, or purchase and sell securities in connection with creation and/or redemption orders, as applicable, and no other Authorized Participant or AP Representative steps forward to create or redeem, or purchase or sell securities, as applicable, fund shares may trade at a premium or discount to net asset value and possibly face trading halts and/or delisting.

Market trading risk. The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to net asset value.

Absence of active market. Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in fund shares. Further, the fund is utilizing a novel and unique structure, which may affect the number of entities willing to act as market makers, Authorized Participants or AP Representatives. The absence of an active market for the fund’s shares may contribute to the fund’s shares trading at a premium or discount to net asset value. If a shareholder purchases fund shares at a time when the market price is at a premium to the net asset value or sells fund shares at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.

Shares of the fund may trade at prices other than net asset value. Shares of the fund trade on Cboe BZX Exchange, Inc (the “Cboe”) at prices at, above or below the fund’s most recent net asset value. The net asset value of the fund is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings. The trading price of the fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the fund’s net asset value, the VIIV and the relative supply of and demand for fund shares on the Cboe. As a result, although the VIIV is intended to provide Authorized Participants and other market participants with enough information to allow for an effective arbitrage mechanism that will keep the market price of the fund at or close to the fund’s net asset value,

ClearBridge Focus Value ESG ETF	7

there is a risk, which may increase during periods of market disruption or volatility, that market prices for fund shares will vary significantly from the fund’s net asset value. This risk may be greater for the fund than for traditional ETFs that disclose their full portfolio holdings on a daily basis. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares may result in shares trading at a significant premium or discount to net asset value and/or in a reduced liquidity of your investment. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. If a shareholder purchases shares at a time when the market price is at a premium to the net asset value or sells shares at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.

ESG investment strategy risk. The fund’s ESG investment strategy limits the types and number of investment opportunities available to the fund and, as a result, the fund may underperform other funds that do not have an ESG focus. The fund’s ESG investment strategy may result in the fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The fund may also underperform other funds that apply different ESG standards. In addition, the subadviser may be unsuccessful in creating a portfolio composed of companies that exhibit positive ESG characteristics. In evaluating a security or issuer based on ESG criteria, the subadviser may use information and data from third-party providers of ESG research, which may be incomplete, inaccurate or unavailable. There is no uniform set of ESG standards, and different third party providers may provide different or inconsistent information and data. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors. As a result, there is a risk that the subadviser may incorrectly assess a security or issuer. The subadviser’s evaluation of ESG criteria is subjective and may change over time.

Trading issues risk. Trading in fund shares on the Cboe may be halted in certain circumstances. If at any time securities representing 10% or more of the fund’s portfolio become subject to a trading halt or otherwise do not have readily available market quotations, the fund will request that the exchange halt trading of the fund’s shares. During such a trading halt, although the VIIV would continue to be calculated and disseminated, investors in the fund’s shares will not be able to freely trade their shares. Trading halts of portfolio securities may have a greater impact on the fund, as compared with traditional ETFs, due to the lack of transparency into the fund’s portfolio holdings. There can be no assurance that the requirements of the exchange necessary to maintain the listing of the fund will continue to be met.

Early close/trading halt risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the fund may be unable to rebalance its portfolio, may be unable to accurately price its investments for purposes of determining its VIIV and/or may incur substantial trading losses. Any extended trading halt in a portfolio security may exacerbate discrepancies between the VIIV and the underlying net asset value of the fund. In the event that an exchange institutes an extended trading halt in a portfolio security, that fact, along with the identity and weighting of that security in the fund’s VIIV calculation, will be publicly disclosed on the fund’s website. The fund believes that this mix of information will allow market participants

8	ClearBridge Focus Value ESG ETF

to calculate the effect of that security on the VIIV calculation, determine their own fair value of the disclosed portfolio security and better judge the accuracy of the day’s VIIV for the fund. If at any time securities representing 10% or more of the fund’s portfolio become subject to a trading halt or otherwise do not have readily available market quotations, the fund will request that the exchange halt trading of the fund’s shares. At such times, although the VIIV would continue to be calculated and disseminated, investors in the fund’s shares will not be able to freely trade their shares.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Issuer risk. The market price of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, or major litigation or changes in government regulations affecting the issuer or the competitive environment. An individual security may also be affected by factors relating to the industry or sector of the issuer. The fund may experience a substantial or complete loss on an individual security. A change in financial condition or other event affecting a single issuer may adversely impact the industry or sector of the issuer or securities markets as a whole.

Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected.

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in extreme volatility in the financial markets; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to

ClearBridge Focus Value ESG ETF	9

diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID-19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.

Small and mid-capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and mid-capitalization companies. Small and mid-capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and mid-capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and mid-capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may have greater potential for losses.

Small fund risk. When the fund’s size is small, the fund may experience low trading volume and wide bid/ask spreads. In addition, the fund may face the risk of being delisted if the fund does not meet certain conditions of the listing exchange. If the fund does not attract additional assets, the fund’s expenses will continue to be spread over a small asset base.

Stock market and equity securities risk. The stock markets are volatile and the market prices of the fund’s equity securities may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued for long periods, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market for an extended period while the market concentrates on growth stocks. A value stock may not increase in price as anticipated by the subadviser if other investors fail to recognize the company’s value and bid up the price or the factors that the subadviser believes

10	ClearBridge Focus Value ESG ETF

will increase the price of the security do not occur or do not have the anticipated effect. Value stocks may go in and out of favor over time and the subadviser may sell a security prior to the security realizing a gain in connection with changed market perception regarding the value of the security.

Illiquidity risk. Illiquidity risk exists when particular investments are impossible or difficult to sell. Although the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, which may contribute to the fund’s shares trading at a premium or discount to net asset value.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Asset class risk. Securities or other assets in the fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadvisers, Authorized Participants, AP Representatives, the party responsible for the calculation of the intraday value of shares of the fund, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund or the manager. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the fund, the manager, the subadvisers, Authorized Participants, AP Representatives, the party responsible for the calculation of the intraday value of shares of the fund, the relevant listing exchange and their service providers are subject to the risk of cyber incidents occurring from time to time.

ClearBridge Focus Value ESG ETF	11

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows the average annual total returns of the fund and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/etfproducts (select fund), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Effective July 1, 2021, the fund changed its name from ClearBridge Focus Value ETF to ClearBridge Focus Value ESG ETF and adopted the fund’s current ESG related investment strategies.

Total returns (%)

Before taxes

Calendar Years ended December 31

Best Quarter (03/31/2021): 9.64    Worst Quarter (09/30/2021): (1.67)

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2022, was (18.40)

Average annual total returns (%)

(for periods ended December 31, 2021)
	1 year	Since inception	Inception date
Return before taxes	24.65	30.32	05/27/2020
Return after taxes on distributions	22.95	28.73
Return after taxes on distributions and sale of fund shares	15.30	23.13
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	25.16	29.72

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

12	ClearBridge Focus Value ESG ETF

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: ClearBridge Investments, LLC (“ClearBridge”)

Portfolio managers: Primary responsibility for the day-to-day management of the fund lies with the following portfolio managers.

Portfolio manager	Title	Portfolio manager of the fund since
Robert Feitler, Jr.	Managing Director and Portfolio Manager of ClearBridge	2020
Dmitry Khaykin	Managing Director and Portfolio Manager of ClearBridge	2020

Purchase and sale of fund shares

The fund is an actively managed exchange-traded fund (“ETF”). Individual shares of the fund are listed on a national securities exchange and are redeemable only by Authorized Participants in aggregated blocks of 10,000 shares or multiples thereof (“Creation Units”).

Individual shares of the fund may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value, fund shares may trade at a price greater than net asset value (a premium) or less than net asset value (a discount).

When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the “bid-ask spread”).

The fund will only issue or redeem Creation Units to Authorized Participants who have entered into agreements with the fund’s distributor. The fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day.

You may access recent information, including information on the fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, on the fund’s website at www.franklintempleton.com/etfproducts.

ClearBridge Focus Value ESG ETF	13

Tax information

The fund’s distributions are generally taxable and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed when withdrawn from such tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), LMPFA or other related companies pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14	ClearBridge Focus Value ESG ETF

Franklin Distributors, LLC 100 International Drive Baltimore, MD 21202 franklintempleton.com ClearBridge Focus Value ESG ETF

Investment Company Act file #811-23487 © 2022 Franklin Templeton. All rights reserved. 10% Total Recycled Fiber 00268149	CBAX570965SP 07/22

Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103 Telephone 215.564.8000 Fax 215.564.8120 www.stradley.com

July 28, 2022

Filed via EDGAR (CIK # 0001792795)

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

RE:	ActiveShares® ETF Trust

(Filing relates to ClearBridge Focus Value ESG ETF (the “Fund”))

File Nos. 333-234497 and 811-23487

Dear Sir or Madam:

On behalf of ActiveShares® ETF Trust, we are hereby filing, pursuant to the requirements of Rule 497(k), a summary prospectus for the Fund.

Please direct any questions or comments relating to this filing to me at (215) 564-8521.

Sincerely,

/s/ J. Stephen Feinour, Jr.
J. Stephen Feinour, Jr., Esq.